Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CrossingBridge Low Duration High Yield Fund and
CrossingBridge Ultra-Short Duration Fund (the “Funds”)
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated August 18, 2022 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 28, 2022

This supplement makes the following amendments to disclosures in the Funds’ Prospectus, Summary Prospectus and SAI dated January 28, 2022:

Effective August 11, 2022, Mr. Michael De Kler, an Assistant Portfolio Manager for the Funds, is no longer an employee of CrossingBridge Advisors, LLC, the Funds’ investment adviser. Accordingly, all references to Mr. De Kler as an Assistant Portfolio Manager in the Funds’ Prospectus, Summary Prospectus and SAI are hereby removed. Mr. David K. Sherman and Mr. T. Kirk Whitney continue to serve as the Lead Portfolio Manager and Assistant Portfolio Manager of the Funds, respectively.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI